Exhibit 10.4

ASSUMPTION AND RELEASE AGREEMENT

(FULL PROPERTY AND LOAN ASSUMPTION)

(PRE-2011 LOAN DOCUMENTS)

This ASSUMPTION AND RELEASE AGREEMENT (“Agreement”) is dated as of             , 2012 by and among URBANA CARE GROUP LLC, an Illinois limited liability company (“Transferor”), CRAIG SPAULDING, an individual (“Spaulding”), AMBER GLEN LANDLORD, LLC, a                     limited liability company (“Transferee”), JERRY ERWIN, an individual (“Erwin”; and together with Spaulding, individually, collectively, jointly and severally, “Original Key Principal”), SENTIO HEALTHCARE PROPERTIES, INC., a Maryland corporation (“Sentio”; and together with Erwin, individually, collectively, jointly and severally, “New Key Principal”) and FANNIE MAE, a corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. Section 1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).

RECITALS:

A. Fannie Mae is the holder of that certain Multifamily Note dated as of May 15, 2009 (as amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Note”) in the original principal amount of $8,976,000.00 made by Transferor to Red Mortgage Capital, Inc., an Ohio corporation (“Original Lender”), which Note evidences a loan (“Mortgage Loan”) made by Original Lender to Transferor. To secure the repayment of the Note, Transferor also executed and delivered a Multifamily Mortgage, Assignment of Rents and Security Agreement, dated as of May 15, 2009, and recorded on June 8, 2009 as instrument number 2009R16315 in the land records of Champaign County, Illinois (as amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Security Instrument”) encumbering the land as more particularly described in Exhibit A to this Agreement (the “Mortgaged Property”). Transferor is liable for the payment and performance of all of Transferor’s obligations under the Note, the Security Instrument and all other documents executed in connection with the Mortgage Loan, as listed on Exhibit B to this Agreement (as amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Loan Documents”). Each of the Loan Documents has been duly assigned or endorsed to Fannie Mae, including the Security Instrument, which has been assigned to Fannie Mae pursuant to that certain Assignment of Mortgage dated as of May 15, 2009, and recorded on June 8, 2009 as instrument number 2009R16316 in the land records of Champaign County, Illinois. The current servicer of the Mortgage Loan is Red Mortgage Capital, LLC, a Delaware limited liability company (“Servicer”).

B. Original Key Principal is liable for the obligations under the Exceptions to Non-Recourse Guaranty dated as of May 15, 2009 made by Original Key Principal to Original Lender (the “Guaranty”).

C. Fannie Mae has been asked to consent to the transfer of the Mortgaged Property to Transferee and the assumption by Transferee of the obligations of Transferor under the Loan Documents.

D. Fannie Mae has been asked to consent to the release of Spaulding from his obligations under the Guaranty.

E. Fannie Mae requires that the Transferee and New Key Principal be identified in the Security Instrument for the purposes of the transfer restrictions.

F. Fannie Mae has agreed to consent to (i) the transfer of the Mortgaged Property by Transferor to Transferee, and (ii) the release of Spaulding from his obligations under the Guaranty, subject to the terms and conditions stated below. Erwin shall not be released from his obligations under the Guaranty.

AGREEMENTS:

NOW, THEREFORE, for and in consideration of the foregoing, and the mutual covenants and promises set forth in this Agreement and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Transferor, Transferee, Erwin, Spaulding, Sentio and Fannie Mae agree as follows:

1. Recitals.

The recitals set forth above are true and correct and are hereby incorporated by reference.

2. Defined Terms.

All capitalized terms used but not defined in this Agreement shall have the meanings assigned to them in the Security Instrument. As used in this Agreement, the following terms shall have the following meanings:

“Claims” means any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which Transferor, Erwin, Spaulding, Sentio or Transferee, or any of their respective partners, members, officers, agents or employees, may now or hereafter have against Indemnitees, if any, and irrespective of whether any such claims arise out of contract, tort, violation of laws or regulations, or otherwise in connection with any of the Loan Documents, including any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees or assumption fees, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, NEGLIGENCE, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, but in each case only to the extent permitted by applicable law.

“Indemnitees” means, collectively, Original Lender, Servicer, Fannie Mae and their respective successors, assigns, agents, directors, officers, employees and attorneys, and each current or substitute trustee under the Security Instrument.

3. Assumption of Obligations.

Transferee hereby agrees to assume all of the payment and performance obligations of Transferor set forth in the Note, the Security Instrument and the other Loan Documents in accordance with their respective terms and conditions, as the same may be modified by this Agreement, including payment of all sums due under the Note. Transferee further agrees to abide by and be bound by all of the terms of the Loan Documents, all as though each of the Loan Documents had been made, executed and delivered by Transferee.

4. Transferor’s and Original Key Principal’s Representations and Warranties.

Transferor and Original Key Principal represent and warrant to Fannie Mae as of the date of this Agreement that:

(a) The Note has an unpaid principal balance of $        , and prior to default bears interest at the rate of         percent (    %) per annum;

(b) The Note requires that monthly payments of principal and interest in the amount of $56,145.41 be made on or before the first (1st) day of each month, continuing to and including June 1, 2019, when all sums due under the Loan Documents will be immediately due and payable in full;

(c) The Security Instrument is a valid first lien on the Mortgaged Property for the full unpaid principal amount of the Mortgage Loan and all other amounts as stated in the Security Instrument;

(d) There are no defenses, offsets or counterclaims to the Note, the Security Instrument or the other Loan Documents;

(e) There are no defaults by Transferor under the provisions of the Note, the Security Instrument or the other Loan Documents;

(f) All provisions of the Note, the Security Instrument and other Loan Documents are in full force and effect; and

(g) There are no subordinate liens of any kind covering or relating to the Mortgaged Property, nor are there any mechanics’ liens or liens for unpaid taxes or assessments encumbering the Mortgaged Property, nor has notice of a lien or notice of intent to file a lien been received.

Transferor and Original Key Principal understand and intend that Fannie Mae will rely on the representations and warranties contained herein.

5. Transferee’s and Sentio’s Representations and Warranties.

Transferee and Sentio represent and warrant to Fannie Mae as of the date of this Agreement that neither Transferee nor Sentio has any knowledge that any of the representations made by Transferor and Original Key Principal in Section 4 above are not true and correct.

6. Consent to Transfer.

Fannie Mae hereby consents to the transfer of the Mortgaged Property and to the assumption by Transferee of all of the obligations of Transferor under the Loan Documents, subject to the terms and conditions set forth in this Agreement. Fannie Mae’s consent to the transfer of the Mortgaged Property to Transferee is not intended to be and shall not be construed as a consent to any subsequent transfer which requires Lender’s consent pursuant to the terms of the Security Instrument. Further, in no event shall Fannie Mae’s consent herein be construed as release of Erwin’s liability under, pursuant to, or arising from, the Guaranty, and it is hereby expressly agreed that Lender does not, and has not, released Erwin from any liability under, pursuant to, or arising from, the Guaranty related to any period of time prior to, on, or subsequent to, the date hereof.

7. Amendment and Modification of Loan Documents. [TBD]

8. Assumption by Sentio of Liability for the Exceptions to Non-Recourse.

Sentio hereby assumes all liability under the provisions of the Guaranty jointly and severally with Erwin.

9. Reaffirmation by Erwin of Liability for the Exceptions to Non-Recourse.

Erwin hereby affirms and reaffirms all liability under the provisions of the Guaranty jointly and severally with Sentio, and Erwin hereby acknowledges that Erwin is not being released, and has not been released, from any liability under, pursuant to, or arising from, the Guaranty related to any period of time prior to, on, or subsequent to, the date hereof.

10. Release of Transferor and Spaulding.

In reliance on Transferor’s, Erwin’s, Spaulding’s, Sentio’s and Transferee’s representations and warranties in this Agreement, Fannie Mae releases Transferor and Spaulding from all of their respective obligations under the Loan Documents, provided, however, that Transferor and Spaulding are not released from any liability pursuant to this Agreement or Section 18 of the Security Instrument. If any material element of the representations and warranties made by Transferor and Spaulding contained herein is false as of the date of this Agreement, then the release set forth in this Section 9 will be cancelled as of the date of this Agreement and Transferor and Spaulding will remain obligated under the Loan Documents as though there had been no such release.

11. Priority; Modification.

This Agreement embodies and constitutes the entire understanding among the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument. Except as expressly modified hereby, the Note, Security Instrument and other Loan Documents shall remain in full force and effect and this Agreement shall have no effect on the priority or validity of the liens set forth in the Security Instrument or the Loan Documents, which are incorporated herein by reference. Transferee and New Key Principal hereby ratify and affirm the respective agreements made by Transferor and Original Key Principal to Original Lender in connection with the Mortgage Loan and agree that, except to the extent modified hereby, all of such agreements remain in full force and effect.

12. No Impairment of Lien.

Nothing set forth herein shall affect the priority or extent of the lien of any of the Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the date of this Agreement, become liable, primarily or secondarily, under the Loan Documents.

13. Costs.

Transferee and Transferor agree to pay all fees and costs (including attorneys’ fees) incurred by Fannie Mae and Servicer in connection with Fannie Mae’s consent to and approval of the transfer of the Mortgaged Property and a transfer fee of $            in consideration of the consent to that transfer.

14. Financial Information.

Transferee and New Key Principal represent and warrant to Fannie Mae that all financial information and information regarding the management capability of Transferee and New Key Principal provided to Servicer or Fannie Mae was true and correct as of the date provided to Servicer or Fannie Mae and remains materially true and correct as of the date of this Agreement.

15. Complete Release.

Transferee, Erwin, Spaulding, Sentio and Transferor, jointly and severally as between Transferee and New Key Principal and, unconditionally and irrevocably release and forever discharge Indemnitees from all Claims, and jointly and severally agree to indemnify Indemnitees, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims or the transfer of the

Mortgaged Property. Notwithstanding the foregoing, Transferor and Spaulding shall not be responsible for any Claims arising from the action or inaction of Transferee and New Key Principal, and Transferee and New Key Principal shall not be responsible for any Claims arising from the action or inaction of Transferor or Spaulding. Transferor and Transferee agree that Fannie Mae and Original Lender have no fiduciary or similar obligations to Transferor or Transferee and that their relationship is strictly that of creditor and debtor. This release is accepted by Fannie Mae, Servicer and Original Lender pursuant to this Agreement and shall not be construed as an admission of liability on the part of any such party. Transferor, Erwin, Spaulding, Sentio and Transferee hereby represent and warrant that they are the current legal and beneficial owners of all Claims, if any, released hereby and have not assigned, pledged or contracted to assign or pledge any such Claim to any other person.

16. Notice.

(a) Process of Serving Notice.

Except as otherwise set forth herein or in any Loan Document, all notices under this Agreement shall be:

(1) in writing and shall be:

(A) delivered, in person;

(B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested;

(C) sent by overnight courier; or

(D) sent by electronic mail with originals to follow by overnight courier;

(2) addressed to the intended recipient at the address(es) below the signature block, as applicable; and

(3) deemed given on the earlier to occur of:

(A) the date when the notice is received by the addressee; or

(B) if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or any express courier service.

(b) Change of Address.

Any party to this Agreement may change the address to which notices intended for it are to be directed by means of notice given to the other parties identified in this Agreement.

(c) Receipt of Notices.

Transferee, Transferor, Erwin, Spaulding, Sentio and Lender shall not refuse or reject delivery of any notice given in accordance with this Agreement. Each party is required to acknowledge, in writing, the receipt of any notice upon request by the other party.

17. Construction.

(a) The captions and headings of the sections of this Agreement are for convenience only and shall be disregarded in construing this Agreement.

(b) Any reference in this Agreement to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Agreement or to a Section or Article of this Agreement. All exhibits and schedules attached to or referred to in this Agreement are incorporated by reference into this Agreement.

(c) Any reference in this Agreement to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(d) Use of the singular in this Agreement includes the plural and use of the plural includes the singular.

(e) As used in this Agreement, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only and not a limitation.

(f) Whenever Transferor’s, Original Key Principal’s, New Key Principal’s, Erwin’s, Spaulding’s, Sentio’s or Transferee’s knowledge is implicated in this Agreement or the phrase “to Transferor’s knowledge”, “to Original Key Principal’s knowledge”, “to New Key Principal’s knowledge”, “to Erwin’s knowledge”, “to Spaulding’s knowledge”, “to Sentio’s knowledge” or “to Transferee’s knowledge” or a similar phrase is used in this Agreement, Transferor’s, Original Key Principal’s, New Key Principal’s, Erwin’s, Spaulding’s, Sentio’s or Transferee’s knowledge or such phrase(s) shall be interpreted to mean to the best of Transferor’s, Original Key Principal’s, New Key Principal’s, Erwin’s, Spaulding’s, Sentio’s or Transferee’s knowledge after reasonable and diligent inquiry and investigation.

(g) Unless otherwise provided in this Agreement, if Lender’s approval is required for any matter hereunder, such approval may be granted or withheld in Lender’s sole and absolute discretion.

(h) Unless otherwise provided in this Agreement, if Lender’s designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

(i) All references in this Agreement to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(j) “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

18. WAIVER OF JURY TRIAL.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS AGREEMENT (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER OR KEY PRINCIPAL AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH OF THE PARTIES TO THIS AGREEMENT, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

19. Miscellaneous.

(a) This Agreement shall be construed according to and governed by the laws of the jurisdiction in which the Mortgaged Property is located without regard to its conflicts of law principles.

(b) If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect.

(c) No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

(d) This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

(e) This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

(f) THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, Transferee, Erwin, Spaulding, Sentio, Transferor, and Fannie Mae, have signed and delivered this Agreement under seal (where applicable) or have caused this Agreement to be signed and delivered under seal (where applicable) by their duly authorized representative. Where applicable law so provides, Transferee, Erwin, Spaulding, Sentio, Transferor, and Fannie Mae, intend that this Agreement shall be deemed to be signed and delivered as a sealed instrument.

TRANSFEREE:

AMBER GLEN LANDLORD, LLC , a limited liability company

By:	(SEAL)
Name:
Title:

Address:

[ADD NOTARY PROVISIONS]

ERWIN:

(SEAL)
Name:	Jerry Erwin

Address:

[ADD NOTARY PROVISIONS]

TRANSFEREE:

SENTIO HEALTHCARE PROPERTIES, INC., a Maryland corporation

By:	(SEAL)
Name:
Title:

Address:

[ADD NOTARY PROVISIONS]

TRANSFEROR:

URBANA CARE GROUP LLC, an Illinois limited liability company

By:	(SEAL)
Name:
Title:

Address:

[ADD NOTARY PROVISIONS]

SPAULDING:

(SEAL)
Name:	Craig Spaulding

Address:

[ADD NOTARY PROVISIONS]

FANNIE MAE:

By:	(SEAL)
Name:
Title:

c/o Red Mortgage Capital, LLC
Two Miranova Place, 12th Floor
Columbus, Ohio 43215

and

Attn: Multifamily Operations - Asset Management
Drawer AM
3900 Wisconsin Avenue, N.W.
Washington, DC 20016

[ADD NOTARY PROVISIONS]

EXHIBIT A

TO

ASSUMPTION AND RELEASE AGREEMENT

(FULL PROPERTY AND LOAN ASSUMPTION)

(PRE-2011 LOAN DOCUMENTS)

[Insert Legal Description]

EXHIBIT B

TO

ASSUMPTION AND RELEASE AGREEMENT

(FULL PROPERTY AND LOAN ASSUMPTION)

(PRE-2011 LOAN DOCUMENTS)

1.	Note.

2.	Security Instrument.

3.	Guaranty.

4.	Replacement Reserve and Security Agreement dated as of May 15, 2009 by and between Transferor and Original Lender.

5.	Certificate of Borrower dated as of May 15, 2009 by Transferor for the benefit of Original Lender.

6.	Agreement to Amend or Comply dated as of May 15, 2009 by Transferor for the benefit of Original Lender.